UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2007

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01  Other Events.

On August 17, 2007, Marvell Technology Group Ltd. (“Marvell”) issued a press release announcing that it currently plans to hold its 2007 annual general meeting of shareholders at 3:30 p.m., local time, on Friday, October 19, 2007, at the Hyatt Regency Hotel, Santa Clara Convention Center, 5101 Great America Parkway, Santa Clara, California 95054 (the “Annual Meeting”).  Shareholders of record as of the close of business on August 31, 2007 are entitled to notice of and vote at the Annual Meeting.

Deadline for Shareholder Proposals Pursuant to Rule 14a-8
The date on which the Annual Meeting will be held constitutes a change of more than 30 days from the anniversary of Marvell’s 2006 annual general meeting of shareholders.  As a result, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, Marvell has set a new deadline for the receipt of shareholder proposals submitted pursuant to Rule 14a-8 for inclusion in Marvell’s proxy materials for the Annual Meeting.  The new deadline for delivering shareholder proposals to Marvell is the close of business on August 30, 2007.  Such proposals should be delivered to Marvell’s principal executive offices at the following address:  Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda, Attention: Secretary.  Such proposals also will need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of shareholder proposals in Marvell’s proxy materials, and may be omitted if not in compliance with applicable requirements.

Deadline for Shareholder Proposals Not Pursuant to Rule 14a-8
As further set forth in Marvell’s proxy statement for the 2006 fiscal year, shareholder proposals, including director nominations, may also be made at the Annual Meeting in accordance with the terms of Marvell’s bye-laws and the applicable provisions of the Bermuda Companies Act of 1981.

The press release constitutes public announcement of the date of the Annual Meeting for purposes of bye-law 32 of Marvell’s bye-laws.

The text of the press release is being filed hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)   Exhibits

The following exhibit is filed pursuant to Item 8.01:

Exhibit No.	Description
99.1	Press Release dated August 17, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 17, 2007

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ Michael Rashkin
Michael Rashkin
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 17, 2007